SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2002

Swiss Army Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

                                     Delaware                               0-12823                                   13-2797726
                   (State or Other Jurisdiction                   (Commission File                       (IRS Employer
                        of Incorporation)                                      Number)                          Identification No.)

                    One Research Drive, Shelton, CT                                                           06484
                    (Address of Principal Executive Offices)                                            (Zip Code)

Registrant's Telephone Number, including Area Code: (203) 929-6391

N/A
(Former Name, Former Address, if Changed Since Last Report)

Item 4.      Changes in Registrant's Certifying Accountant

On April 30, 2002, the Board of Directors of Swiss Army Brands, Inc. (the "Company") accepted the recommendation of the Audit Committee and approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and the appointment of KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The change in auditors is effective immediately.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 3, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through April 30, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.      Financial Statements and Exhibits.

(c)   Exhibits.      The following exhibits are filed with this report:

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 3, 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            SWISS ARMY BRANDS, INC.                                                                                                            (Registrant)

Date: May 3, 2002
                                                                                                                         By /s/ Thomas M. Lupinski
                                                                                                                         Name: Thomas M. Lupinski
                                                                                                                         Title:Senior Vice President,
                                                                                                                         Chief Financial Officer,
                                                                                                                         Secretary and Treasurer